                                                                 Exhibit (10)NN.

                      DIRECTORS' DEFERRED COMPENSATION PLAN

      This Agreement, made this 17th day of December , 1984 by and between Collective Federal Savings and Loan Association (the "Association") and the Board of Directors of Collective Federal Savings and Loan Association (the "Board").

      Whereas, the parties hereto are desirous of providing a method for deferring the payment of directors' fees to electing members of the Board; and providing for the payment of interest on such deferred fees until the date of distribution.

      NOW THEREFORE, effective as of the date first above written, and in consideration of the prior and continuing services of the members of the Board, set forth below is a mutually agreed upon Directors' Deferred Compensation Plan (the "Plan"):

1. Election to Defer Compensation

      Directors' fees earned by each Board member during calendar year 1985 and during subsequent calendar years shall be paid on a current basis, unless, at least ten (10) days prior to the commencement of any such calendar year, the Board member has delivered a written notice requesting that all or a designated portion of the directors' fees to be earned in the forthcoming year by such Board member be deferred, in which event the requested amounts shall be credited as Deferred Compensation hereunder and shall be treated in the manner hereinafter provided. Any such notice given by a Board member shall, unless otherwise stated therein, be deemed to be a continuing election which shall be effective for each subsequent calendar year until revoked.

2. Net Income Upon Deferred Compensation

      Deferred Compensation which shall be accumulated under the terms of this Plan during calendar year 1985, together with all further Deferred Compensation accrued by a Board member hereunder in subsequent years, shall be credited with interest (referred to herein as "Net Income") annually in the manner set forth below.

      (a) An initial Net Income calculation for any calendar year shall be made by multiplying the aggregate amount of Deferred Compensation and Net Income accrued thereon, if any, credited to the account of a participating Board member prior to said year by the decimal fraction which represents a rate of return equal to the consolidated yield, including fees, on earning assets of the Association and its subsidiaries for that calendar year or such other rate as the Board may hereafter select, provided that any change in rate made by the Board shall be communicated to participating Board members and shall, except to the extent participating Board members otherwise agree, be effective on a prospective basis only.

      (b) A second Net Income calculation for any calendar year shall be made by multiplying the amounts of Deferred Compensation, if any, credited during such year by the annual rate specified in Paragraph 2(a) above. For purposes of this second calculation, the Deferred Compensation credited during any calendar year shall be treated as having been credited in twelve (12) equal installments as of the last day of each month during said calendar year, and the rate specified in Paragraph 2(a) above shall be appropriately adjusted as to each assumed monthly credit to reflect the foregoing assumption that such Deferred Compensation has been credited in twelve (12) equal monthly installments.

      (c) The total amount of Net Income accrued with respect to Deferred Compensation in any calendar year shall be the sum of the amounts calculated as provided in Paragraphs 2(a) and (b) above.

      (d) Net income shall continue to be credited upon the remaining unpaid balance of all Deferred Compensation and all Net Income therefore accrued thereon until such date as the remaining balances are totally distributed to the Board member as hereinafter provided; provided, that in the final calendar year in which distributions are made to a Board member hereunder, the rate referred to in Paragraph 2(a) above shall be the corresponding rate for the month in which the final distribution is made.

3. Plan Committee, Distributions

      (a) This Plan shall be administered by a Committee (the "Committee") composed of three (3) members of the Board duly designated by the Board. No member of the Committee, while serving as a Committee member, shall be eligible to receive any form of distribution under the Plan. Decisions and determinations by the Committee shall be final and binding upon all parties, including the Association and the participants in this Plan. The Committee shall have the authority to interpret this Plan, to adopt and revise rules and regulations relating hereto and to make any other determination which it believes necessary or advisable for the administration of this Plan. Subject to the terms and conditions hereof, the Committee shall have exclusive jurisdiction to determine the time or times at which and the manner in which all amounts credited to Board members hereunder shall be paid or distributed.

      (b) The Committee may from time to time enter into binding agreements with Board members respecting the times and manner of distribution of any amounts credited to them hereunder; provided that such agreements shall be entered into prior to the time that the designated Board member actually terminates his services as a member of the Board.

      (c) All distributions to Board members of Deferred Compensation and Net Income accrued thereon shall be in the form of cash and, if the Committee and a Board member have not otherwise agreed pursuant to Paragraph 3(b) above, shall be made in sixty (60) monthly installments commencing in the month subsequent to the month in which the Board member actually terminates his service as a member of the Board. In addition, within sixty (60) days after the end of each calendar year in which distributions are made hereunder (or, in the case of the final year in which distributions are made, within sixty (60) days of the date after the date of such final distribution), the Association shall pay to the Board member or other person entitled thereto, the amount of any Net Income which accrued during such year (or final portion of a year) under the terms of this Plan upon the theretofore unpaid balance of the Deferred Compensation, and Net Income accrued thereon, for the account of such Board member.

      (d) All amounts credited to a Board member hereunder shall be paid or distributed to the Board member or, in the event of his death, to the parties designated by such Board member pursuant to written instructions delivered by the Board member to the Committee, which instructions may be revoked or amended by the Board member in any manner whatsoever prior to death and without the consent of the prior beneficiary. In the event that no such written instructions have been given hereunder prior to the time of death, the amount credited hereunder shall be paid or distributed to the Board member's estate.

4. Nature of Association Obligation

      (a) Nothing in this Agreement shall be deemed to require the Association to deposit, invest or set apart in trust or otherwise any amounts of cash, stock or property equal to or reflective of any of its obligations hereunder, whether by reason of Deferred Compensation, Net Income or otherwise. Nothing contained herein shall be deemed to give any Board member participating in this Plan any ownership or other proprietary, security or other rights in any funds, stock or assets owned or possessed by the Association whether or not earmarked for the Association's own purposes as a reserve or fund to be utilized by the Association for the discharge of its obligations hereunder, it being understood that the definitions of Deferred Compensation and Net Income set forth herein are intended simply as formulae for computing benefits hereunder. To the extent that any person acquires a right to receive payments or distributions from the Association under this Plan, such right shall be no greater than the right of any unsecured creditor of the Association.

      (b) To the extent permitted by law, the rights of any Board member or any beneficiary of a Board member hereunder shall not be subject in any manner to attachment or other legal process for the debt of such Board member or beneficiary; and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

5. Administrative Provisions

      (a) The Board may amend, alter or terminate this Plan from time to time without the approval of any participating Board members, provided that no such change may adversely affect vested rights hereunder without the written consent of the affected participating Board members or their representatives. All obligations and rights under this Plan shall be binding upon the participating Board members, their heirs, beneficiaries, administrators, executors and assigns, and upon the successors and assigns of the Association.

      (b) Any notice required or desired to be given to the Association or a participating Board member hereunder shall be given in writing. Any such notice to the Association shall be addressed to the "Board of Directors Deferred Compensation Committee" at the Association's then executive headquarters office, and any such notice to a participating Board member may be addressed to the address designated by such Board member from time to time. Any such notice shall be sufficiently given by personal delivery thereof or by mailing the same postpaid, addressed to the party to whom such notice is being given as herein specified, and the date of such personal delivery or mailing shall be deemed to be the date such notice is given.

      (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan and the administration thereof, and the Association shall indemnify and hold harmless each Committee member from any action or loss incurred in connection therewith.

      IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals the date first above written.

                           Collective Federal Savings and Loan Association


                           by: /s/ Thomas H. Hamilton
                               -----------------------------------------------
                               Thomas H. Hamilton, President


                               /s/ Scott T. Page
                               -----------------------------------------------
                               Scott T. Page, Secretary

                           Board of Directors
                           Collective Federal Savings and Loan Association


                           by: /s/ Thomas H. Hamilton
                               -----------------------------------------------
                               Thomas H. Hamilton, Director


                               /s/ George W. French
                               -----------------------------------------------
                               George W. French, Director


                               /s/ Walter Henschel
                               -----------------------------------------------
                               Walter Henschel, Director


                               /s/ Claude M. Larned
                               -----------------------------------------------
                               Claude M. Larned, Director


                               /s/ Robert F. Mutschler
                               -----------------------------------------------
                               Robert F. Mutschler, Director


                               /s/ Herman O. Wunsch
                               -----------------------------------------------
                               Herman O. Wunsch, Director


                               /s/ Wesley J. Bahr
                               -----------------------------------------------
                               Wesley J. Bahr, Director

                          AMENDMENT NO. 1 TO DIRECTORS
                           DEFERRED COMPENSATION PLAN

      WHEREAS, by resolution duly adopted on December 17, 1984 the board of Directors of Collective Federal Savings and Loan Association, as predecessors to the Board of Directors of Collective Federal Savings Bank and Collective Bancorp, Inc. ("the Board"), adopted a deferred compensation plan (the "Plan) providing for the deferral of payment of directors fees to electing members of the Board: and

      WHEREAS, the Plan by its terms may be amended by the Board from time to time in such manner as the Board deems appropriate; and

      WHEREAS, the Board desires to amend the Plan to reflect certain changes in the legal structure of the institution and to provide for the inclusion of consultants to the Board under the Plan;

      NOW, THEREFORE, effective as of January 1, 1989 the Plan is hereby amended as follows:

      1. For purposes of eligibility to defer fees under the Plan, all references to the Board shall include all members of the Board of Directors of Collective Bancorp, Inc., the Board of Directors of Collective Federal Savings Bank and any individual hired to act as non-voting consultant or advisor to the Board as herein defined;

      2. All references to the "Association" shall include Collective Federal Savings Bank, together with any other insured savings institution subsidiary which may be acquired by Collective Bancorp, Inc. from time to time;

      3. Except as modified herein, all terms and conditions of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals this 9th day of July, 1990.


                              Collective Bancorp, Inc.


                              by: /s/ Thomas H. Hamilton
                                  ----------------------------------------------
                                  Thomas H. Hamilton, President


                                  /s/ Scott T. Page
                                  ----------------------------------------------
                                  Scott T. Page, Secretary

                              Board of Directors of Collective Bancorp, Inc.


                              by: /s/ Thomas H. Hamilton
                                  ----------------------------------------------
                                  Thomas H. Hamilton


                                  /s/ Wesley J. Bahr
                                  ----------------------------------------------
                                  Wesley J. Bahr, Director


                                  /s/ George W. French
                                  ----------------------------------------------
                                  George W. French, Director


                                  /s/ Claude M. Larned
                                  ----------------------------------------------
                                  Claude M. Larned, Director


                                  /s/ Miles Lerman
                                  ----------------------------------------------
                                  Miles Lerman, Director


                                  /s/ William R. Miller
                                  ----------------------------------------------
                                  William R. Miller, Director


                                  /s/ Robert F. Mutschler
                                  ----------------------------------------------
                                  Robert F. Mutschler, Director


                                  /s/ Herman O. Wunsch
                                  ----------------------------------------------
                                  Herman O. Wunsch, Director

                          AMENDMENT NO. 2 TO DIRECTORS
                           DEFERRED COMPENSATION PLAN

      WHEREAS, by resolution duly adopted on December 17, 1984, the Board of Directors of Collective Federal Savings and Loan Association, as predecessors to the Board of Directors of Collective Bank and Collective Bancorp, Inc. (the "Board"), adopted the Directors Deferred Compensation Plan (the "Plan") providing for the deferral of payment of directors fees to eligible participants; and

      WHEREAS, the Plan by its terms may be amended by the Board from time to time in such manner as the Board deems appropriate; and

      WHEREAS, the Board desires to amend the Plan to provide for certain changes in the manner in which net income upon deferred compensation is calculated for each Board member following his termination of service as a member of the Board,

      NOW THEREFORE, effective as of July 22, 1997, the Plan is hereby amended as follows:

      1. At or prior to the time which Collective Bancorp, Inc. is merged with and into Summit Bancorp, all amounts accrued under a participant's account shall be credited to a Rabbi Trust Agreement (the "Trust") established with Summit Bank for the purpose of providing a mechanism for payment of benefits accrued under the Plan.

      2. Upon creation of a participant's account under the Trust, the amount allocated thereto shall no longer be credited with Net Income as defined in
Section 2 of the Plan. Such balances shall thereafter be invested by the Trustee in accordance with the written instructions of the participant.

      3. Except as modified herein, all terms and conditions of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals this 22nd day of July, 1997.

                               Collective Bancorp, Inc.


                                   by: /s/ Thomas H. Hamilton
                                       -----------------------------------------
                                       Thomas H. Hamilton, Chairman


                               Attest: /s/ Scott T. Page
                                       -----------------------------------------
                                       Scott T. Page, Secretary

                               Board of Directors of Collective Bancorp, Inc.


                               by:     /s/ Thomas H. Hamilton
                                       -----------------------------------------
                                       Thomas H. Hamilton, Director


                                       /s/ Wesley J. Bahr
                                       -----------------------------------------
                                       Wesley J. Bahr, Director


                                       /s/ George W. French
                                       -----------------------------------------
                                       George W. French, Director


                                       -----------------------------------------
                                       Miles Lerman, Director


                                       -----------------------------------------
                                       David S. MacAllaster, Director


                                       /s/ Edward J. McColgan
                                       -----------------------------------------
                                       Edward J. McColgan, Director


                                       /s/ William R. Miller
                                       -----------------------------------------
                                       William R. Miller, Director


                                       /s/ Robert F. Mutschler
                                       -----------------------------------------
                                       Robert F. Mutschler, Director


                                       /s/ Herman O. Wunsch
                                       -----------------------------------------
                                       Herman O. Wunsch, Director


                                       /s/ Alfred J. Hedden
                                       -----------------------------------------
                                       Alfred J. Hedden, Consultant

                              RABBI TRUST AGREEMENT
                            UNDER COLLECTIVE BANCORP.
                      DIRECTORS DEFERRED COMPENSATION PLAN

      THIS TRUST AGREEMENT is made as of the 15th day of July, 1997 by and between Collective Bancorp. (the "Company") and Summit Bank, a New Jersey banking corporation with trust powers ("Trustee").

      WHEREAS, Company has adopted the non qualified deferred compensation plan as set forth in Exhibit I at the end hereof (the "Plan"); and

      WHEREAS, Company has incurred or expects to incur liability under the terms of the Plan with respect to the individuals participating in the Plan; and

      WHEREAS, Company wishes to establish the trust (the "Trust") with the Trustee and to contribute to the Trust funds that shall be held therein, subject to the claims of Company's general creditors in the event of Company's Insolvency, as herein defined, until paid to the Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

      WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not adversely affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees pursuant to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

      WHEREAS, it is also the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist in meeting its liabilities under the Plan;

      NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1. Continuation of Trust

      (a) From time to time Company shall deposit with Trustee in trust such sums of money and other property, as the Company shall determine, in its sole discretion, to contribute, including, without limitation all, funds transferred from the Predecessor Trustee, which shall become the principal of the Trust, to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

      (b) The Trust hereby established shall be revocable by the Company. However, it shall become irrevocable upon a Change of Control, as defined in
Section 14 (d) hereof.

      (c) The Trust is intended to be a grantor trust, of which Company is the grantor within the meaning of subpart E. part 1, subchapter J, chapter I, subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

      (d) The principal of the Trust, and any earnings thereon. shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or, any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in
Section 3(a) herein.

      (e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property, in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

      (f) Trustee may conclusively rely upon directions from the Plan Committee established by the Company, in taking any action with respect to this Trust Agreement, including the making of payments from Trust assets and the investment of Trust assets pursuant to this Trust Agreement. Trustee shall have no liability for actions taken, or for failure to act, on the direction of the Committee. Moreover, Trustee shall have no liability for failure to act in the absence of proper written directions.

Section 2. Payments to Plan Participants and Their Beneficiaries.

      (a) Committee shall deliver to Trustee a schedule (the ("Payment Schedule") that indicates the amounts payable in respect to each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amount so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, and to the extent Trustee is in possession of sufficient assets, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. If Trustee is not in possession of sufficient assets to make all payments in accordance with the Payment Schedule, Trustee will pay each participant or beneficiary a proportionate share of the Trust assets in its possession as directed by the Committee. If so directed by the Committee, Trustee shall make provision for the withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay the amounts withheld to the appropriate taxing authorities on behalf of the Company.

      (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan. and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

      (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Plan participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments in accordance with the terms of the Plan. Trustee shall make payments in accordance with subparagraph (a) of this Section, and Company shall make the balance of each payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient. To the extent of available Trust assets, and if so requested by the Committee at any time, Trustee shall reimburse Company out of Trust assets for any Plan benefits previously paid under the terms of the Plan directly by Company and not previously reimbursed by Trustee, provided that after a Change of Control no such reimbursement shall be made for any benefits paid by Company prior to the Change of Control.

Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When Company is Insolvent.

      (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

      (b) At all times during the continuance of this Trust, as provided in
Section I (d) hereof. the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

            (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent (in accordance with the procedure set forth in subsections
(2) and (3), below) and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

            (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have not duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and which provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

            (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their Beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights as general creditors of the Company with respect to benefits of Plan participants or their beneficiaries to pursue their rights due under the Plan or otherwise.

            (4) Upon receipt of notice of Company's Insolvency from any person, other than the Board of Directors and the Chief Executive Officer, Trustee shall seek in writing a determination of the Board of Directors and Chief Executive Officer or any appropriate court as to the Insolvency of Company. Trustee may conclusively rely upon a determination of the Board of Directors and Chief Executive Officer as to Company's Insolvency.

            (5) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 hereof only after Trustee has determined in accordance with subsection (b)(2) hereof that Company is not Insolvent (or is no longer Insolvent).

      (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 4. Payments to Company.

      Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

Section 5. Investment Authority.

      (a) The Trustee shall have the following powers and authority in the administration of the Trust Fund to be exercised as provided in Section 8 hereof;

            (1) All rights associated with assets of the Trust shall be exercised by Trustee or Company and shall in no event be exercisable by or rest with Plan participants;

            (2) To retain any investment and property which may be received by it for such length of time as may seem proper, without liability by reason of such retention;

            (3) To invest and reinvest all or any part of the Trust assets in any common or preferred stocks, shares of investment trusts and investment companies, bonds, debentures, mortgages, deeds of trust, mortgage participations, notes, real estate or other property which the Committee, in its discretion, may select; provided that the Trustee may not invest in its own stock or securities or in stock or securities issued by a parent or affiliate company of the Trustee; and further provided that the Trustee may not invest in securities (including stock or rights to acquire stock) or obligations issued by Company, other than a de minimis amount held in common investment vehicles in which Trustee invests). Any such investments may be held in bearer form, or in the name of the Trustee, or in the name of a nominee or nominees:

            (4) To retain cash or the proceeds from the sale of any assets until such time or times as it receives direction from Company regarding the appropriate investments of such funds;

            (5) To hold uninvested cash awaiting investment or distribution, and such additional cash balances as it shall deem reasonable or necessary, without incurring any liability for the payment of interest thereon;

            (6) Which respect to any securities forming part of the Trust created hereunder, to exercise all voting rights, either in person or by proxy, as directed by the Committee; to exercise conversation, subscription, option and similar rights: to enter or refuse to enter into any dissolution, liquidation, consolidation, recapitalization, reorganization, merger or other change in capital structure, and in connection therewith, to make exchanges of securities and to enter into agreements on such terms and conditions as it may deem advisable; and to enter into voting trusts and agreements with other stockholders, and other holders of securities, and the corporations which shall have issued such stocks or securities, any one or more of such persons, for such purposes and for such period of time (whether or not the same extends beyond the actual or probable duration of the trusts created hereunder), and upon such terms and conditions as it shall deem advisable;

            (7) To enter into any lease or leases, without application to any court of any or all real or personal property held hereunder, for such period (whether or not the same expires prior to or extends beyond the actual or probable duration of the trusts created hereunder), and upon such terms and conditions as it shall deem advisable;

            (8) To borrow money or property, either upon the security of any or all of the assets of the trusts created hereunder, or without security or otherwise, upon such terms and conditions and for such purposes in connection with the administration of the trusts as it shall deem proper;

            (9) To grant, bargain, sell, exchange, mortgage, grant options to buy, or otherwise dispose of any or all personal property, at any time held hereunder, either at public or private sale, for cash or on credit, or partly for cash and partly on credit, upon such terms and conditions, in such manner and for such purposes, and either in whole or in part, as it may deem proper: and to make, execute, acknowledge and deliver good and sufficient instruments for that purpose. No purchaser, upon any sale or either disposition, shall be bound to see to the application of the moneys or property arising therefrom or to inquire into the validity, expediency or propriety of any such sale or disposition;

            (10) to adjust, compromise or arbitrate claims or demands of, or, against. the Trust created hereunder, whether such claims are due or shall become due in the future, including without limitation any overpayment or refund claim, or any deficiency, additional assessment or other liability, relating to any federal, state, county, municipal or other tax, irrespective of the nature thereof;

            (11) In any case where the applicable law is unclear or uncertain, to allocate to income or to principal, or to apportion between income and principal, receipts disbursements, depletion and depreciation in such manner as it shall deem proper;

            (12) To execute and deliver all documents, contracts, and instruments necessary or advisable in connection with the administration of the Trust created hereunder:

            (13) To invest in any investment company for which Trustee or any affiliate of Trustee receives a fee for investment, advisory, custodial services or other services Trustee is permitted to perform for said investment company and which said fee is in addition to the fees payable hereunder; and

            (14) Notwithstanding anything in this Section to the contrary, if the authority to direct Trustee as to the investment of all or any part of the assets held in the Trust has been granted to the Plan participants, Trustee shall not have any obligation to investigate the prudence of any such investments and shall be indemnified and held harmless by Company for any act or failure to act made pursuant to such direction.

Section 6. Disposition of Income.

      During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 7. Accounting By Trustee.

      Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within sixty (60) days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued) interest paid or receivable being shown separately) and showing all cash, securities and other property held in the Trust at the resignation as the case may be.

      (a) If objections to specific items in such account are filed with Trustee within ninety (90) days after the account has been furnished and Trustee believes such objections to be valid, Trustee shall adjust the account in such manner as it deems equitable under the circumstances.

      (b) Trustee shall then give written notice to the Committee of the adjustment of the account and if no objection to specific items in such account, as adjusted, are filed with Trustee within ninety (90) days after notice of such adjustment has been furnished, then, the account of Trustee with respect to all matters contained therein (as originally furnished, if no adjustment was made, or as adjusted, if an adjustment was made), shall be deemed to have been approved and Trustee shall to the extent permitted by applicable law, be relieved and discharged of and from all liability to anyone with respect to its acts or failures to act which are reasonably capable of identification by means of such account during the period covered thereby. Notwithstanding anything in the foregoing to the contrary, this Section 7 shall not operate to relieve or discharge the Trustee from liability for any act or failure to act that involves gross negligence, willful misconduct or fraud.

Section 8. Responsibility of Trustee.

      (a) Trustee shall act in a manner that, under the circumstances then prevailing (specifically including, but not limited to, the general economic conditions and the anticipated needs of the Plan participants and beneficiaries), persons of skill, prudence, and diligence, acting in a similar capacity and familiar with those matters would use in the conduct of an enterprise of similar character and similar aims, to attain Company's goals under this Trust Agreement; provided, however, that Trustee shall incur no liability to any person and shall be indemnified and held harmless for any action taken pursuant to a direction, request or approval given by Company or the Committee which is in conformity with the terms of this Trust Agreement and is given in writing by Company or the Committee, except to the extent such liability is due to the Trustee's negligence or noncompliance with the terms of this Trust Agreement or with ERISA. Regardless of liability, Trustee shall notify the committee if it knows of any violation of applicable law in connection with this Trust Agreement, or discovers a mistake in the administration of the Trust. In the event of a dispute between Company and third party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

(b) If Trustee undertakes to defends any litigation arising in connection with this Trust, company agrees to indemnify Trustee on a current basis against Trustee's costs, expenses and liabilities (including, without limitation, attorney's fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities within sixty (60) days of presentation, Trustee may obtain payment from the Trust. Trustee shall be under no obligation to take or defend any legal action of whatever nature unless it is first indemnified against expenses by Company or to the shall be sufficient property in the Trust to indemnify Trustee with respect to the expenses or losses to which it may be subjected.

      (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

      (d) Trustee, may hire agents, accountants, actuaries, investment advisors. financial consultants, counsel, or other professionals to assist it in performing any of its duties or obligations hereunder and to pay their reasonable expenses from the Trust.

      (e) Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein, provided, however, that if any insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy.

      (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or pursuant to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

      (g) Trustee shall not be liable for making or withholding any payments as may be required by a court order.

      (h) To do all acts, whether or not expressly authorized herein, which the Trustee may deem necessary or desirable for the protection of the Trust Fund.

Section 9. Responsibility of Committee.

      (a) Until a Change of Control has occurred, this Section 9(a) shall be effective and the Committee shall direct the Trustee as to the administration of the Trust in accordance with the following provisions:

            (1) The Committee shall be identified to the Trustee by a copy of the resolution or resolutions adopted by the Board appointing the Committee. In the absence of any such appointment, the Board shall be the Committee. Persons authorized to give directions to the Trustee of behalf of the committee shall be identified to the Trustee by written notice from the Committee, and such notice shall contain specimens of the authorized signatures. The Trustee shall be entitled to rely on such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee.

            (2) Directions by the committee, or its delegate, to the Trustee shall be in writing and signed by the Committee or persons authorized by the Committee, or may be made by such other method as is acceptable to the Trustee.

            (3) The Trustee may conclusively rely upon directions from the committee in taking any action with respect to this Trust Agreement, including the making of payments from the Trust and the investment of the trust assets pursuant to this Trust Agreement. The Trustee shall have no liability for actions taken, or for failure to act, on the direction of the committee, except to the extent such liability is due to Trustee's own negligence or its noncompliance with terms of this Trust Agreement or applicable law. Where the Trustee is required to act on the direction of the committee, the Trustee shall have no liability for failure to act in the absence of proper written directions.

            (4) With respect to actions the Trustee is required to take subject to the instructions of the committee, the Trustee shall request instructions from the committee in writing and upon such request shall have no duty to act or shall have no liability for the failure to act if such instructions are not forthcoming from the Committee. If requested instructions are not received within a reasonable time, the Trustee may, but is under o duty to, act on its own discretion to carry out the provisions of this Trust Agreement and the Plan.

Section 10. Compensation and Expenses of Trustee.

      Trustee shall receive reasonable compensation for its services in accordance with its schedule of compensation, as set forth in Exhibit 2 attached hereto. The schedule may be amended from time to time in any manner that is agreed upon between Trustee and Company. If after a Change of Control, Trustee and Company fail to agree upon a compensation schedule, Trustee shall be entitled to compensation of a rate equal to the rate charged by Trustee for similar services rendered by it for other trusts similar to the Trust. Company shall pay all administrative and Trustee's fees and expenses, including taxes levied upon the Trust. If not so paid, the fees and expenses shall be paid from the Trust.

Section 11. Resignation and Removal of Trustee.

      (a) Trustee may resign at any time by written notice to Company, which shall be effective thirty (30) days after receipt of such notice unless Company and Trustee agree otherwise.

      (b) Trustee may be removed by Company on thirty (30) days notice or upon shorter notice accepted by Trustee.

      (c) Upon a Change of Control Trustee may not be removed by Company for five (5) years.

      (d) If Trustee resigns within five (5) years after a Change of Control, Company shall apply to a court of competent jurisdiction for the appointment of a successor trustee or for instructions.

      (e) Upon resignation or removal of Trustee and appointment of a successor trustee, all assets shall subsequently be transferred to the successor trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless Company, in its sole discretion. extends the time limit.

      (f) If Trustee resigns or is removed and no successor trustee shall have been appointed by the effective date of Trustee's resignation or removal, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions or may pay the assets of the Trust to Company. All expenses of Trustee in connection with such proceeding shall be allowed as administrative expenses of the Trust.

Section 12. Appointment of Successor.

      (a) If Trustee resigns or is removed in accordance with Section I I (a) or
(b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trust powers under state law, as a successor trustee. The appointment shall be effective when accepted in writing by the new trustee, which shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instruments necessary or reasonably requested by Company or the successor trustee to evidence the transfer.

      (b) The successor trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor trustee shall not be responsible for, and Company shall indemnify and defend the successor trustee from and against any claim or liability resulting from any action or inaction of any prior trustee or from any other past events or any condition existing at the time it becomes successor trustee.

Section 13. Amendment or Termination.

      (a) Subject to the prohibition set forth in subsection (e), below, this Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof

      (b) Trustee is not a party to the Plan except insofar as Trustee has assumed duties specifically provided in this Trust Agreement. Company retains, in its sole discretion the right to amend any provisions of the Plan; provided, however, that the allocation of responsibilities to Trustee shall not be amended, altered or modified without the prior written consent of Trustee

      (c) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

      (d) Upon written approval of all of the Plan participants or beneficiaries then entitled to payment of benefits pursuant to the terms of the Plan, Company may terminate this Trust prior tot he time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to Company.

      (e) This Trust Agreement may not be amended by Company for five (5) years following a Change of Control.

Section 14. Miscellaneous.

      (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

      (b) Notwithstanding any Qualified Domestic Relations Order, as that term is defined in ERISA, and subject to any Internal Revenue Service levy, benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

      (c) Except to the extent preempted by federal law, this Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

      (d) For purposes of this Trust, Change of Control shall mean (i) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 1 3(d) or 14(d) of the Securities Exchange Act of 1934 ("Act") or any comparable successor provisions, of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Act) of thirty (30) percent or more of either the outstanding shares of common stock or the combined voting power of Company's ten outstanding voting securities entitled to vote generally,
(ii) the approval by the stockholders of Company of a reorganization, merger or consolidation the effect of which in each case, is that the persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation will not, immediately thereafter, own more than fifty (50) percent of combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding securities, (iii) a liquidation or dissolution of Company or (iv) the sale of all or substantially all of Company's assets to an unrelated third party.

      (e) Any person dealing with Trustee may rely upon a copy of this Trust Agreement and any amendments thereto certified to be true by Trustee.

      (f) No notice given or representation made by Company to Trustee pertaining to the provisions of this Trust Agreement or the Plan shall be effective unless such notice is given or representation made in writing by the Board of Directors or the Secretary of Company.

Section 15. Effective Date.

The effective date of this Trust Agreement shall be July 15, 1997.

      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executive by their respective duly authorized officers and attested on the date and year first above written.

Attest:

By:

Title:

Attest:                             SUMMIT BANK

By:

Title: